Summary prospectus

Fixed income

Delaware Cash Reserve® Fund

Nasdaq ticker symbols
Class B	DCBXX
Class C	DCCXX

July 29, 2010

Before you invest, you may want to review the Fund's statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund's statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders online at
www.delawareinvestments.com/retail/literature. You can also get this information at no cost by calling 800 523-1918 or by sending an e-mail request to service@delinvest.com. The Fund's statutory prospectus and statement of additional information, both dated July 29, 2010, are each incorporated by reference into this summary prospectus.

Delaware Cash Reserve® Fund

What is the Fund's investment objective?

Delaware Cash Reserve Fund seeks to provide maximum current income, while preserving principal and maintaining liquidity.

What are the Fund's fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder fees (fees paid directly from your investment)
Class	B	C
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	4.00%[1]	1.00%[1]
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investments)
Class	B	C
Management fees	0.45%	0.45%
Distribution and service (12b-1) fees	1.00%	1.00%
Other expenses	0.27%	0.27%
Total annual fund operating expenses	1.72%	1.72%

1

If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge (CDSC) of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter. Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	(if redeemed)		(if redeemed)
Class	B	B	C	C
1 year	$175	$575	$175	$275
3 years	$542	$817	$542	$542
5 years	$933	$1,158	$933	$933
10 years	$1,765	$1,765	$2,030	$2,030

What are the Fund's principal investment strategies?

The Fund invests in short-term money market securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, asset-backed securities, and short-term debt instruments of banks and corporations.

The Fund is a money market fund. A money market fund is designed for stability of principal; consequently, the level of income fluctuates.

The Fund maintains an average maturity of 60 days or less. Also, the Fund's investment manager, Delaware Management Company (Manager), will not purchase any instruments with an effective remaining maturity of more than 397 calendar days (approximately 13 months). We intend to hold the Fund's investments until maturity, but we may sell them prior to maturity in order to shorten or lengthen the average maturity of the bonds in the portfolio, increase the yield, maintain the quality of the portfolio, or maintain a stable share value.

What are the principal risks of investing in the Fund?

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. Principal risks include:

Risk	Definition
Investment not guaranteed by the Manager or its affiliates

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Interest rate risk	The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds.
Credit risk

The risk that a bond's issuer will be unable to make timely payments of interest and principal. Investing in so-called "junk" or "high yield" bonds entails greater risk of principal loss than the risk involved in investment grade bonds.

Counterparty risk

The risk that if a fund enters into a repurchase agreement, it will be subject to the risk that the counterparty to such an agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization).

Inflation risk	The risk that the return from your investments will be less than the increase in the cost of living due to inflation.

How has Delaware Cash Reserve® Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5, and 10 years. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund's most recently available month-end performance by calling 800 523-1918 or by visiting our web site at www.delawareinvestments.com/performance.

Year-by-year total return (Class B)

As of June 30, 2010, the Fund's Class B had a calendar year-to-date return of 0.03%. During the periods illustrated in this bar chart, Class B's highest quarterly return was 1.24% for the quarter ended September 30, 2000, and its lowest quarterly return was 0.01% for the quarter ended March 31, 2009. The maximum Class B contingent deferred sales charge (CDSC) of 4%, which is normally deducted when you redeem shares, is not reflected in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table do include the sales charge.

Average annual total returns for periods ended December 31, 2009

	1 year	5 years	10 years
Class B (if redeemed)[1]	-3.92%	1.60%	1.90%
Class C (if redeemed)[1]	-0.91%	2.02%	1.80%

1

If shares were not redeemed, the returns for Class B would be 0.08%, 2.02%, and 1.90% for the 1, 5, and 10 year periods, respectively; and returns for Class C would be 0.09%, 2.02%, and 1.80% for the 1, 5, and 10 year periods, respectively.

Investors interested in obtaining the 7-day yield for either class may call 800 523-1918.

Who manages the Fund?

Investment manager

Delaware Management Company

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (a business day). Shares may be purchased or redeemed: through your financial advisor; by regular mail (c/o Delaware Investments, P.O. Box 219691, Kansas City, MO 64121-9691); by overnight courier service (c/o Delaware Service Center, 430 W. 7th Street, Kansas City, MO 64105); by telephone to our Shareholder Service Center at 800 523-1918 weekdays from 8 a.m. to 7 p.m. Eastern time; by telephone to our automated telephone service at 800 362-3863 at any time; through our web site at www.delawareinvestments.com; or by wire. Please refer to the Fund's statutory prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

In most cases, the minimum initial investment is $1,000 and subsequent investments can be made for as little as $100. If you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act, or through a direct deposit purchase plan or an automatic investment plan, the minimum initial investment is $250 and subsequent investments can be made for as little as $25. The minimum initial purchase for a Coverdell Education Savings Account is $500 and subsequent investments can be made for as little as $25. The minimums vary for retirement plans other than IRAs, Roth IRAs, or Coverdell Education Savings Accounts. We may reduce or waive the above minimums in certain cases.

Tax information

The Fund's distributions are generally taxable, and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to broker/dealers and other
financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

SMPR-055 [03/10] DG3 15345 [7/10]